PROPWR Secures 10-Year Contract for 80 Megawatts of Power Capacity MIDLAND, Texas, May 20, 2025, (Business Wire) – ProPetro Holding Corp. (“ProPetro” or the “Company”) (NYSE: PUMP) is pleased to announce that its PROPWR℠ division has secured its inaugural contract under which it will commit 80 megawatts of power generation capacity. This 10-year agreement represents a significant milestone for PROPWR, marking its first customer commitment and aligning with the Company’s mission to "Rethink The Grid." Executed in collaboration with a Permian-focused E&P operator, the project involves PROPWR committing capacity of 80 megawatts, with asset deployment scheduled to begin in the third quarter of this year and continuing through 2026. PROPWR will deliver turnkey power to a distributed microgrid installation, utilizing in-field gas where utility power is unavailable to support production operations. This solution combines natural gas reciprocating engines and gas turbine generation to provide reliable power services under the contract. The comprehensive scope of service includes assets, onsite operations, maintenance, monitoring, an availability guarantee, and take-or-pay obligations for the customer supporting PROPWR's capacity commitment. This agreement not only underscores PROPWR's commitment to innovation and growth but also lays the groundwork for future expansion, with customer options to substantially increase PROPWR's committed capacity over time. Sam Sledge, CEO of ProPetro, stated, “This milestone is just the beginning for PROPWR. We believe it's a meaningful step forward, not only in expanding our capabilities, but in shaping the future of distributed power in our space. Even in today’s uncertain oil and gas environment, PROPWR puts us in a strong position to serve our customers with more reliable, lower-cost, lower-emission power that creates real value for them, and real opportunity for us. PROPWR, and agreements like these, also adds another layer of stability and earnings potential to our core business, further industrializing both ProPetro and the broader oilfield services sector. Since launching the PROPWR business late last year, demand has been greater than we expected, and we believe this market, and PROPWR, is just getting started. Our focus is strong, and we believe the future is bright for PROPWR.” The Company is actively pursuing additional opportunities, and is engaged in negotiations for additional contracts that extend beyond today's announcement. As highlighted during the Company's first-quarter earnings call, PROPWR has already agreed to terms with one additional customer through a letter of intent and is working to finalize the associated contract. The Company anticipates sharing more exciting contract announcements in the near future. About ProPetro ProPetro Holding Corp. is a Midland, Texas-based provider of premium completion and power services to leading upstream oil and gas companies engaged in the exploration and production of North American unconventional oil and natural gas resources. We help bring reliable energy to the world. For more information visit www.propetroservices.com. About PROPWR PROPWR is a Midland, Texas-based provider of reliable, utility-like power services through a modern, standardized fleet of gas-to-power solutions, serving oil and gas operators and industrial applications in the Permian Basin. We "Rethink The Grid" by delivering innovative, turnkey power generation with a focus on partnership and service excellence. For more information visit www.propwr.com. EXHIBIT 99.1

Forward-Looking Statements Except for historical information contained herein, the statements and information in this news release above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” "confident," “plan,” “project,” “budget,” "design," “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” "continue," and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated commercial prospects of PROPWR, including the demand for its services and anticipated benefits of the new business line. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to the conflict in the Middle East region, and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contact: EXHIBIT 99.1

Matt Augustine Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432-219-7620 EXHIBIT 99.1